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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): MARCH 1, 2004


                             BELL MICROPRODUCTS INC.

            (Exact name of registrant as specified in its charter)


                                   CALIFORNIA
                 (State or Other Jurisdiction of Incorporation)


             000-21528                                  NO. 94-3057566
      (Commission File Number)                          (IRS Employer
                                                      Identification No.)


                              1941 RINGWOOD AVENUE
                         SAN JOSE, CALIFORNIA 95131-1721
               (Address of Principal Executive Offices) (Zip Code)


                                 (408) 451-9400
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former Name or Former Address, if changed since last report


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ITEM 5.           OTHER EVENTS.

         On March 1, 2004, Bell Microproducts Inc. issued a press release announcing its proposed $75 million convertible subordinated note offering, plus an additional $15 million of notes subject to the initial purchaser's option. The full text of the press release is set forth in Exhibit 99.1 attached hereto and is incorporated in this Report as if fully set forth herein.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

                  (a)      Financial statements:  None.

                  (b)      Pro forma financial information:  None.

                  (c)      Exhibits:

                           99.1     Press Release dated March 1, 2004


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         BELL MICROPRODUCTS INC.

                                         By /s/ James E. Illson
                                            ------------------------------------
Date:  March 1, 2004                        James E. Illson
                                            Executive Vice President, Finance
                                            and Operations and Chief Financial
                                            Officer

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             BELL MICROPRODUCTS INC.
                            EXHIBIT INDEX TO FORM 8-K


Date of Report:                                             Commission File No.:
March 1, 2004                                                          000-21528



EXHIBIT NO.                ITEM
      99.1                 Press Release dated March 1, 2004